Exhibit 10(ii)

                                   EXHIBIT "B"

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement ("Agreement'), dated this ___ day of October, 1995, by and between Sytron, Inc., f/k/a MHB Technology, Inc., a Pennsylvania corporation, 5353 Manhattan Circle, Suite 201, Boulder, Colorado 80304 (the "Company") and Katonah West Pension Plan ("Katonah"), Spring Hill Holdings, Ltd., a corporation organized pursuant to the laws of the Channel Islands ("Spring Hill") and Werren Holdings, Ltd., a corporation organized pursuant to the laws of the Channel Islands ("Werren"), (Katonah, Spring Hill and Werren hereinafter jointly referred to as a "Holder or the "Holders"), with Holders principal place of business for purposes herein located at 5353
Manhattan Circle, Suite 201, Boulder, Colorado 80304. The Company and Holders hereby agree as follows:

                                    RECITALS

     WHEREAS, Holders have each agreed to loan to the Company certain amounts as included and represented by those certain Promissory Notes dated even date hereof (the "Notes"), of which this Agreement is a part; and

     WHEREAS, as part of the terms of the Notes, the Company has agreed to issue to Holders a specific number of shares of the Company's common stock, which number of shares is subject to when the Company elects to repay the Notes (the shares of the Company's Common Stock presently held by and to be issued to Holders hereinafter referred to as the "Shares"); and

     WHEREAS, Holders have also agreed to pledge certain shares of U.S. Environmental Systems, Inc. owned by each Holder in order to guarantee an obligation of the Company to pay Dorado, Inc. ("Dorado"), the principal sum of $200,000. In consideration therefore, the Company has agreed to issue to Holders certain Shares. In the event Dorado elects to enforce such guarantee, the Company has agreed to issue to Holders additional Shares; and

     WHEREAS, as part of the consideration give to the Holders by the Company for issuance of the Notes and pledging the aforesaid stock, the Company's Board of Directors has agreed to grant to Holders certain registration rights, wherein the Companywill grantto the Holders the right to cause to be registered the Shares pursuant to and under the Securities Act of 1933, as amended (the "33 Act"),

     NOW, THEREFORE, the parties hereby agree as follows:

     1. Definitions. As used in this Agreement, the following terms will have the following definitions unless the context requires otherwise. Additional definitions may be found in the preamble, introduction and throughout this Agreement.

     "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the 33 Act.

     "Exchange" as defined in section 3(a) of the Securities Exchange Act of 1934, 15 U.S.C. sections 78a, et seq.

     "Registration Expenses" means the expenses described in Section 6 of this Agreement.

     "Registration   Statement"  means  any  filing  by  the  Company  with  the
Commission, on forms prescribed by the 33 Act, to register its securities for public sale thereof (except for registration statements filed under Form 5-8).

     "33 Act" means the Securities Act of 1933, as amended, or any similar federai statute, and the rules and regulations of the Commission promulgated under that legislation, all as the same shall be in effect at the time.

     2. Description of Shares. As referenced above, the Holders have both loaned certain funds to the Company and guaranteed certain indebtedness of the Company. The parties hereto hereby agree and acknowledge that the following include all of the Shares subject to this Agreement, including a description as to how and when additional Shares will be issued to the Holders and become subject to this Agreement in the future:

  Spring  Hill:             17,150  Shares - in consideration for the guarantee;
                            47,150  Shares - if guarantee is enforced
                      up to 34,200  Shares - in consideration for the Note.

       Katonab:              5,700  Shares - in consideration for the guarantee;
                            15,700  Shares - if guarantee is enforced;
                     up to 186,208  Shares - in consideration for the Note.

        Werren:             17,150  Shares - in consideration for the guarantee;
                            47,150  Shares - if guarantee is enforced;
                       up to 7,592 S hares - in consideration for the Note.

     The Company hereby represents that, by execution hereof, it has agreed to register up to an aggregate of 378,000 Shares on behalf of the Holders, which obligation is contingent as the same relates to a portion of the Shares as more fully described in each Holders applicable Note, of which this Agreement is a part, as well as that certain letter of guarantee dated September 25, 1995, issued by the Company and attached hereto and incorporated herein as Exhibits 1, 2 and 3.

     3. Incidental Registration. If the Company at any time subsequent to the date of this Agreement (other than pursuant to Section 4 of this Agreement), proposes to register any of its securities under the 33 Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements not available for registering the Shares for sale to the public), it will give written notice to each of the Hoiders of its intent, which notice shail include a list of the jurisdictions in which the Company intends to qualify its Common Stock under the appilcabie state securities laws. Upon the written request of each Holder, given within 10 days after receipt of notice from the Company, to register any of the Holders Shares (which request shall state the intended method of disposition), the Company will cause the Shares as to which registration shaH have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company to the extent requisite to permit the sale or other disposition by the Holders (in accordance with their respective written request) of the Shares so registered. Each Holder shaH each be entitled to two (2) exercises of the piggyback registration rights provided in this Section 3. In the event that any registration pursuant to this Section 3 shall be, in whoie or in part, an underwritten public offering of Common Stock, any request by Holders pursuant to this Section 3 to register a Holders Shares shall specify that either: (i) the Shares are to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration; or (ii) the Shares are to be sold in the open market without any underwriting. Notwithstanding anything to the contrary contained in this Section 3, in the event that there is a firm commitment underwritten offering of securities of the Company pursuant to a registration covering shares of the Company's Common Stock and any of the Holders do not elect to sell their respective Shares to the underwriters of the Company's securities in connection with such offering, that Hoider shah refrain from selling any of its withheld Shares so registered pursuant to this Section 3 during the period of distribution of the Company's securities by the underwriters and the period in which the underwriting syndicate participates in the after market; provided, however, that such Holder shall, in any event, be entitled to seil its Shares in connection with the registration commencing on the 90th day after the effective date of the registration statement.

     4. Demand Registration Rights.

          4.1 Required Registration. At any time following the date of this Agreement and provided that the Company has not provided notice to the Holders of its intent to file a registration statement pursuant to Section 3, above herein and subject to the terms included herein, the Holders of Shares constituting a least a majority of the total Shares then outstanding may tender demand that the Company register under then Securities Act all or any portion of the Shares held by that requesting Holder or Holders for sale in the manner specified in the notice. A Holder may tender written demand on the Company to cause all or any portion of that Holder's Shares to be registered under the 33 Act, registering for sale those securities as required pursuant to the terms of the applicable notice. The Company shall be obligated to register its Common Stock pursuant to this Section 4 on only two occasions.

          4.2 Participation by the Company. The Company shall be entitled to include in any Registration Statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the Holders and in accordance with applicable provisions of the 33 Act, its securities for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), inclusion would adversely affect marketing of the proposed offering. Except as provided in this Section 4, the Company will not effect any other registration of its Common Stock, whether for its own account or that of other holders until completion of the period of distribution of the contemplated registration of the Holders Shares relevant herein.

          4.3 Underwriting. If the Holders demand registration of their Shares pursuant to the terms included herein and the Holders intend to distribute their Shares by means of an underwriting, Holders shall so advise the Company within thirty (30) days after the date of the notice referenced in Section 4.1, above. The Company, the Holders and the proposed underwriter shall enter into an underwriting agreement in customary form and shall execute powers of attorney and custodial agreements in customary form for selling shareholders. A draft of the underwriting agreement shall be sent to Holders at least five days after the signing of the Letter of Intent with the underwriter. If a Holder, prior to the filing of the registration statement, disapproves of the terms of the underwriting, such Holder may elect to withdraw from the offering by written notice to the Company and the underwriter within 10 days after receipt of the proposed underwriting.agreement. If a Holder elects to withdraw, with the results being that less than a majority of the outstanding unregistered Shares have demanded registration, the Company shall abandon such registration, but shall remain obligated to cause the Shares to be registered upon receipt of such a demand from the Holders of a majority of the unregistered Shares at the time of such demand.

     5. Registration Procedures. If the Company undertakes to effect the registration of its Common Stock under the 33 Act, either pursuant to the provisions of Section 3 or 4 hereinabove, the Company will, as expeditiously as possible:

          (i) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering, shall be on a form of general applicability satisfactory to the managing underwriter) with respect to the Shares and use its best efforts to cause the registration statement to become and remain effective for the period of the contemplated distribution;

          (ii) prepare and file with the Commission amendments and supplements to the registration statement and the related prospectus as necessary to keep the registration statement effective for the period of distribution and as may be necessary to comply with the provisions of the 33 Act with respect to the disposition of all Shares covered by that registration statement in accordance with the intended method of disposition provided in the registration statement;

          (iii) furnish to the Holders and to each underwriter a number of copies of the registration statement and the included prospectus (including each preliminary prospectus) reasonably requested in order to facilitate the public sale or other disposition of the Shares covered by the registration statement.

          (iv) register or qualify the Shares covered by the registration statement under the securities or blue sky laws of those jurisdictions as each Holder and, in the case of an underwritten public offering, the managing underwriter, shall reasonably request;

          (v) immediately notify each Holder and underwriter under the registration statementat any time when a prospectus relating thereto is required to be delivered under the 33 Act, of the happening of any event as a result of which the prospectus contained in the registration statement, as then in effect, includes an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (vi) if the offering is underwritten, to use its best efforts to furnish, at the request of the Holders, on the date that Shares are delivered to the underwriters for sale pursuant to such registration; (1) an opinion of that date of counsel representing the Company for purposes of the registration, addressed to the underwriters and Holders, stating that the registration statement has become effective under the 33 Act and that (A) to the best knowledge of counsel, no stop order suspending the effectiveness of the registration statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 33 Act, (B) the registration statement, the related prospectus, and each amendment or supplement, comply as to form in all material respects with the requirements of the 33 Act and the applicable rules and regulations of the Commission (except that counsel need express no opinion as to financial statements), and(C) to such other effects as may reasonably be requested by counsel tor the underwriters or Holders; and (2) a letter of that date from the independent public accountants retained by the Company, addressed to the underwriters and to the Holders, stating that they are independent public accountants within the meaning of the 33 Act and that, in the opinion of the accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement, comply as to form in all material respects with the applicable accounting requirements of the 33 Act, and the letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration for which the letter is being given as the underwriters or Holders may reasonably request; and

          (vii) make available for inspection by Holders, any underwriter participating in any distribution pursuant to the registration statement, and any attorney, accountant, or other agent retained by Holders or the underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, and employees to supply all information reasonably requested by any of the Holders, underwriter, attorney, accountant or agent in connection with the registration statement.

     For purposes of paragraphs (i) and (ii) above and of Section 3, the period of distribution of Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Shares in any other registration shall be deemed to extend until the earlier of the sale of all covered Shares covered or nine months after the effective date.

     In connection with each registration, Holders will furnish to the Company in writing information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

     In connection with each registration covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter in that form and containing those provisions as are customary in the securities industry for such an arrangement between major underwriters and companies of the Company's size and investment stature, provided that the agreement shall not contain any provision applicable to the Company which is inconsistent with the provisions of this Agreement and further, provided that the time and place of the closing under the agreement shall be as mutually agreed upon between the Company and the managing underwriter.

     6. Expenses. All expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration, qualification, and filing fees, blue sky fees and expenses, printing expense, fees and disbursements of counsel and independent public accounts for the Company, fees of the National Association of Securities Dealers, Inc., transfer taxes, escrow fees, fees of transfer agents and registrars and costs of insurance, but excluding any Selling Expenses are "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Shares are "Selling Expenses".

          The Company will pay all Registration Expenses in connection with each registration statement filed pursuant hereto. All Selling Expense relating to the Shares sold in connection with any registration statement filed pursuant hereto shall be borne by each Holder, pro rata to the number of Shares sold by each Holder herein (except to the extent the Company or any other party which holds similar registration rights shall be a seller).

          7. Indemnification. Insofar as any indemnification is not held to be against public policy, in the event of a registration of any of the Shares under the 33 Act pursuant hereto, the Company will indemnify and hold harmless each underwriter of Shares and each Holder against any losses, claims damages, or liabilities, joint or several, to which each Holder or underwriter may become subject under the 33 Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the Shares was registered under the 33 ~kct pursuant hereto, any preliminary prospectus or final prospectus contained in that the registration statement, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated in the registration statement or necessary to make the statements in the registration statement not misleading, or any violation by the Company of any rule or regulation promulgated under the 33 Act applicable to the Company and relating to action or inaction by the Company in connection with any registration, and will reimburse each Holder thereof for any legal or other expenses reasonably incurred by him in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue o statement or alleged untrue statement or omission or alleged omissions made in conformity with information furnished by Holders in writing specifically for use in the registration statement or prospectus.

          In the event of a registration of any of the Shares, under the 33 Act pursuant hereto, Holders will indemnify and hold harmless the Company and its affiliates, and each underwriter and each affiliate of any underwriter, against all losses, claims, damages, or liabilities, joint or several, to which the Company or underwriter or affiliate may become subject under the 33 Act or otherwise, insofar as those losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which the Shares were registered under the 33 Act pursuant hereto, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement of the registration statement, or arise out of or are based upon the omission or alleged omission to state in the registration statement a material fact required to be stated or necessary to make the statements in the registration statement not misleading, and will reimburse the Company, each underwriter, and/or affiliate thereof for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Holders will be liable hereunder in any case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to that Holder, as such, furnished in writing to the Company by the Holders specifically for use in that registration statement or prospectus; and provided further, however, that the liability of each Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of Shares sold by Holders under the registration statement bears to the total public offering price of all securities sold under the registration statement, but not to exceed the proceeds received by Holders from the sale of Shares covered by that registration statement.

          Promptly after receipt by an indemnified party of notice of the commencement of any action, the indemnified party shall, if a claim is to be made against the indemnifying party, so notify the indemnifying party in writing, but the omission to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party other than under this Section 7. In case any action shall be brought against any indemnified party and the indemnified party shall notify the indemnifying party of the commencement, the indemnifying party shall be entitled to participate in and, to the extent the indemnifying party shall wish, to assume and undertake the defense with counsel satisfactory to the indemnified party, and, after notice from the indemnifying party to the indemnified party of its election so to assume and undertake the defense, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so elected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses availableto the indemnified party which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of separate counsel and other expenses related to participation to be reimbursed by the indemnifying party as incurred.

     8. Changes in Common Stock. If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, combination, or reclassification, or through merger, consolidation, reorganization, or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Shares as so changed.

     9. Representations and Warranties of the Company. The Company represents and warrants to the Holders as follows:

          9.1 Authorization, Default. The execution, delivery and performance of this Agreement by the Company has been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation or Bylaws of the Company, or any provision of any indenture, agreement, or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement, or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties.

          9.2 Enforceability. This Agreement has been duly executed and delivered by the Company and constitutes legal, valid and binding obligations of the Company, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies, or except as to the enforceability of indemnification under the 33 Act.

     10. Change in Commission Forms or Procedures. In the event that the Commission shall adopt new forms or procedures which authorize or permit other means of secondary distribution which may require action by the Company other than registration under the 33 Act, the parties hereto agree that the foregoing provisions shall apply, as nearly as may be, to such new forms or procedures so long as the economic or other burden of compliance therewith to the Company or the Holders is not materially greater than the burden contemplated by the foregoing provisions.

     11. Notice. Any notice provided or permitted to be given under this Agreement must be in writing, but may be served by deposit in the mail, addressed to the party to be notified, postage prepaid, and registered or certified, with a return receipt requested. Notice given by registered mail shall be deemed delivered and effective on the date of delivery shown on the return receipt. Notice may be served in any other manner, including telex, telecopy, telegram, etc., but shall be deemed delivered and effective as of the time of actual delivery. For purposes of notice, the addresses of the parties shall be as indicated herein, or such other address as the parties hereto may so advise, in writing, in the future.

     12. Entire Agreement. This Agreement, which incorporates all prior understanding relating to its subject matter, contains the entire agreement of the parties with respect to its subject matter and shall not be modified except by written instrument executed by each party.

     13. Waiver. The failure of a party to insist upon strict performance of any provision of this Agreement shall not constitute a waiver of, or estoppel against asserting, the right to require performance in the future. A waiver or estoppel in any one instance shall not constitute a waiver or estoppel with respect to a later breach.

     14. Severability. If any of the terms and conditions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over this subject matter, that contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, the rights and obligations of the parties shall be construed and enforced accordingly and this Agreement shall remain in full force and effect.

     15. Governing Law. This Agreement shall be governed by and construed in accordance with the internal law and not the law of conflicts, of the State of Colorado.

     16. Construction. The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any other provision hereof. Whenever the context requires, the gender of all words used in this Agreement shall include the masculine, feminine, and neuter, and the number of all words shall include the singular and the plural.

     17. Counterpart Execution. This Agreement may be executed in any number of counterparts with the same effect as if all the parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

     18. Successors and Assigns. Except as otherwise provided, this Agreement shall apply to, and shall be binding upon, the parties hereto, their respective successors and assigns, and all persons claiming by, through, or under any of these persons. The rights of Holder under this Agreement shall be freely assignable.

     19. Cumulative Rights. The rights and remedies provided by this Agreement are cumulative, and the use of any right or remedy by any party shall not preclude or waive its right to use any or all other remedies. These rights and remedies are given in addition to any other rights a party may have by law, statute, in equity or otherwise.

     20. Reliance. All factual recitals, covenants, agreements, representations and warranties made herein shall be deemed to have been relied on by the parties in entering this Agreement.

     21. Drafting Party. This Agreement expresses the mutual intent of the parties to this Agreement. Accordingly, regardless of the party preparing any document, the rule of construction against the drafting party shall have no application to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals on the date set forth hereinabove.

                                        SYTRON, INC.


                                        By:  /s/  Allen M. G
                                             -----------------------------------


                                        HOLDERS:

                                        KATONAH WEST PENSION PLAN



                                        By:
                                             -----------------------------------
                                             Trustee

                                        SPRING HILL HOLDINGS, LTD.


                                        By:
                                           -------------------------------------

                                        WERREN HOLDINGS, LTD.


                                        By:
                                          --------------------------------------